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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2005

TouchTunes Music Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	33-55254-447 (Commission File Number)	87-0485304 (IRS Employer Identification No.)
1800 East Sahara Avenue Suite 107 Las Vegas, Nevada 89104 (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (702) 792-7405

Former Name or Former Address, if Changed Since Last Report

ITEM 8.01        OTHER EVENTS

On December 2, 2005 the Company issued the attached press release announcing that it held its annual meeting of shareholders in Montreal, Quebec on Thursday, December 1, 2005 at which, among other things, the holders of a majority of the outstanding shares of common stock approved a going private transaction by means of a one-to-2,000 reverse stock split of the class A voting common stock of the company, as described in the company's definitive proxy statement dated October 31, 2005.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibit
99.1    The Corporation's press release relating to shareholder approval of a going private transaction dated December 2, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHTUNES MUSIC CORPORATION
	By:	/s/ MATTHEW CARSON Matthew Carson Vice-President Finance and Chief Financial Officer
Date: December 5, 2005

Exhibit Index

Exhibit No.	Description
99.1	The Corporation's press release relating to shareholder approval of a going private transaction dated December 2, 2005.

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SIGNATURES
Exhibit Index